NEWS RELEASE

SOUTHWESTERN ENERGY ANNOUNCES PLANS TO REPOSITION PORTFOLIO TO INCREASE SHAREHOLDER VALUE

Houston, Texas – February 8, 2018...Southwestern Energy Company (NYSE: SWN) today announced several strategic steps to reposition its portfolio, sharpen its focus on the Company’s highest return assets, strengthen its balance sheet and enhance its financial performance. These initiatives are:

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Actively pursue strategic alternatives for the Fayetteville Shale E&P and related midstream gathering assets;

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Identify and implement structural, process and organizational changes to further reduce costs;

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Utilize funds realized from the foregoing to reduce debt, supplement Appalachia development capital, potentially return capital to shareholders, and for general corporate purposes.

Today’s announcement results from a deliberate and methodical process, including a comprehensive review of the Company’s portfolio by the board of directors and senior management. This is the next phase of Southwestern Energy’s strategy to drive greater shareholder value, and builds on the strategic actions taken over the past two years to stabilize its financial structure, improve margins and optimize its current assets.

“These announced initiatives continue a series of strategic actions that began in early 2016 to reposition our company to compete and win in the future,” said Bill Way, President and Chief Executive Officer. “Our teams have done a tremendous job in de-risking and enhancing the value of our portfolio.  Our Appalachia assets produce industry-leading returns, with a growing, higher value liquids component, and will soon be capable to self-fund future growth.  We are now in a position to further advance our opportunities in Appalachia, to deliver sustainable, value-driven growth and greater returns for our shareholders, all while maintaining our disciplined capital investing commitment.”

Mr. Way continued, “Fayetteville is a large-scale, low decline, cash flow generating asset with identified, low-risk future development opportunities and a world-class operating team. The future success of Southwestern Energy will always be underpinned by the legacy of our Fayetteville asset and our employees who will continue to build on that foundation.”

Southwestern Energy Company is an independent energy company whose wholly-owned subsidiaries are engaged in natural gas and oil exploration, development and production, natural gas gathering and marketing. Additional information on the company can be found on the Internet at http://www.swn.com.

Houston Media Contact

Arkansas Media Contact

Jan Sieving

Christina Fowler

Director, Communications

Communication Advisor

832-796-2733

501-548-6873

jan_sieving@swn.com

christina_fowler@swn.com

Investor Contact:

Michael Hancock

Vice President, Investor Relations

(832) 796-7367

michael_hancock@swn.com

This news release contains forward-looking statements. Forward-looking statements relate to future events and anticipated results of operations, business strategies, and other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “intend,” “plan,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “forecast,” “target” or similar words. Statements may be forward looking even in the absence of these particular words. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, there can be no assurance that such expectation or belief will result or be achieved. The actual results of operations can and will be affected by a variety of risks and other matters including, but not limited to, changes in commodity prices; changes in expected levels of natural gas and oil reserves or production; operating hazards, drilling risks, unsuccessful exploratory activities; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; international monetary conditions; unexpected cost increases; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation; and general domestic and international economic and political conditions; as well as changes in tax, environmental and other laws applicable to our business. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, Southwestern Energy Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

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